Income Taxes	12 Months Ended
Nov. 30, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The amounts of income from continuing operations before income taxes by U.S. and foreign jurisdictions for the years ended November 30, 2014, 2013, and 2012, respectively, is as follows (in thousands):

	2014	2013	2012
U.S.	$13,046	$(41,924)	$10,693
Foreign	236,151	196,817	177,020
	$249,197	$154,893	$187,713

The provision for income taxes from continuing operations for the years ended November 30, 2014, 2013, and 2012, respectively, is as follows (in thousands):

	2014	2013	2012
Current:
U.S.	$19,615	$15,388	$17,301
Foreign	37,731	38,069	24,224
State	7,587	3,914	4,490
Total current	64,933	57,371	46,015
Deferred:
U.S.	(8,688)	(24,313)	(13,420)
Foreign	1,234	(7,336)	(2,592)
State	(2,831)	(2,663)	(439)
Total deferred	(10,285)	(34,312)	(16,451)
Provision for income taxes	$54,648	$23,059	$29,564

The following table presents the reconciliation of the provision for income taxes to the U.S. statutory tax rate for the years ended November 30, 2014, 2013, and 2012, respectively (in thousands):

	2014	2013	2012
Statutory U.S. federal income tax	$87,219	$54,213	$65,700
State income tax, net of federal benefit	2,715	(62)	1,523
Foreign rate differential	(68,543)	(62,448)	(38,153)
Tax rate change	366	5,286	(2,162)
Valuation allowance	25,503	29,288	(1,429)
Change in reserves	28	(1,387)	586
Other	7,360	(1,831)	3,499
Provision for income taxes	$54,648	$23,059	$29,564
Effective tax rate expressed as a percentage of pre-tax earnings	21.9%	14.9%	15.7%

The tax rate change reflects the impact of legislative changes to statutory rates as well as the impact of acquisitions on our global footprint and the related measurement of deferred taxes.

Undistributed earnings of our foreign subsidiaries were approximately $636.3 million at November 30, 2014. Those earnings are considered to be indefinitely reinvested, and do not include earnings from certain subsidiaries which are considered distributed. Accordingly, no provision for U.S. federal and state income taxes has been provided for those earnings. If we were to repatriate those earnings, in the form of dividends or otherwise, we would be subject to both U.S. income taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable to the various foreign countries. Determination of the amount of unrecognized deferred U.S. income tax liability is not practicable due to the complexity associated with the hypothetical calculation.

The significant components of deferred tax assets and liabilities as of November 30, 2014 and 2013 are as follows (in thousands):

	2014	2013
Deferred tax assets:
Accruals and reserves	$21,299	$22,209
Deferred revenue	1,654	773
Pension and postretirement benefits	12,708	9,254
Tax credits	9,787	14,211
Deferred stock-based compensation	52,052	49,453
Loss carryforwards	85,706	80,152
Other	10,657	4,933
Gross deferred tax assets	193,863	180,985
Valuation allowance	(66,232)	(46,664)
Realizable deferred tax assets	127,631	134,321
Deferred tax liabilities:
Fixed assets	(18,107)	(7,668)
Intangibles	(375,163)	(417,102)
Gross deferred tax liabilities	(393,270)	(424,770)
Net deferred tax liability	$(265,639)	$(290,449)

As of November 30, 2014, we had loss carryforwards for tax purposes totaling approximately $282.0 million, comprised of $42.5 million of U.S. net operating loss carryforwards and $239.5 million of foreign loss carryforwards, both of which will be available to offset future taxable income. If not used, the U.S. net operating loss carryforwards will begin to expire in 2018 and the foreign tax loss carryforwards generally may be carried forward indefinitely. We have analyzed the foreign net operating losses and placed valuation allowances on those where we have determined the realization is not more likely than not to occur.

As of November 30, 2014, we had approximately $12.0 million of foreign tax credit (FTC) carryforwards that will be available to offset future U.S. tax liabilities. If not used, the FTC carryforwards will expire between 2016 and 2023. We believe that it is more likely than not that we will realize our FTC.

The valuation allowance for deferred tax assets increased by $19.6 million in 2014. The increase is primarily attributable to foreign net operating losses, incurred and acquired, for which there is no objective indication that taxable income of the foreign entity will be generated in the future.

We have provided what we believe to be an appropriate amount of tax for items that involve interpretation of the tax law. However, events may occur in the future that will cause us to reevaluate our current reserves and may result in an adjustment to the reserve for taxes.

A summary of the activities associated with our reserve for unrecognized tax benefits, interest, and penalties follows (in thousands):

	Unrecognized Tax Benefits	Interest and Penalties
Balance at November 30, 2013	$1,658	$526
Additions:
Current year tax positions	206	—
Prior year tax positions	99	—
Associated with interest	—	116
Decreases:
Lapse of statute of limitations	(187)	(89)
Prior year tax positions	(117)	—
Balance at November 30, 2014	$1,659	$553

As of November 30, 2014, the total amount of unrecognized tax benefits was $2.2 million, of which $0.6 million related to interest and penalties. We include accrued interest and accrued penalties related to amounts accrued for unrecognized tax benefits in our provision for income taxes. The entire amount of unrecognized benefits at November 30, 2014 may affect the annual effective tax rate if the benefits are eventually recognized.

It is reasonably possible that we will experience a $0.8 million decrease in the reserve for unrecognized tax benefits within the next 12 months. We would experience this decrease in relation to uncertainties associated with the expiration of applicable statutes of limitation.

We and our subsidiaries file federal, state, and local income tax returns in multiple jurisdictions around the world. With few exceptions, we are no longer subject to income tax examinations by tax authorities for years before 2010.